UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 23, 2002
                                                --------------------------------


                      Gateway International Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


       Nevada                      000-26017                  95-3819300
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(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation            File Number)               Identification No.)


       3840 East Eagle Drive, Anaheim, California             92807
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code     (714) 630-3118
                                                  ------------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant.
         --------------------------------

     On October 23, 2002, in connection with the acquisition of Nelson Engineering, Inc., a California corporation ("Nelson"), described below in Item 2, Gateway International Holdings, Inc. (the "Registrant") agreed to issue 12,235 shares of the Registrant's Common Stock for each outstanding share of Nelson common stock. As of October 23, 2002, Nelson had 1,935 issued and outstanding shares of common stock held of record by 2 persons. Thus, as a result of the acquisition, the former shareholders of Nelson beneficially own more than 45.07% of the issued and outstanding shares of the Registrant. Don Nelson, formerly the majority shareholder of Nelson, acquired 22,018,029 shares of the Registrant's Common Stock representing 41.91% of the outstanding shares of the Registrant, after giving effect to the transactions described under Item 2 below.

     None of the shareholders of Nelson had any material relationship with the Registrant or any of its officers, directors or affiliates. No arrangement or understanding exists among members of both the former and new control group of the Registrant and their respective associates with respect to the election of directors or any other matter.

     The information set forth in Item 2 of this Report is incorporated herein by this reference.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

(a)      Nelson Merger
         -------------

     On October 23, 2002, the Registrant closed the acquisition of 100% of the outstanding capital stock of Nelson pursuant to an Agreement and Plan of Reorganization dated as of April 26, 2002, and as amended on October 4, 2002, among the Registrant, GWIH Acquisition Corp. II, a Nevada corporation and a wholly-owned subsidiary of the Registrant ("Subsidiary"), and Nelson (the "Nelson Agreement").

     The Nelson Agreement provides that Subsidiary merge with and into Nelson with Nelson as the surviving corporation. The merger became effective on October 23, 2002 upon filing the articles of merger with the Nevada and California Secretaries of State. In the merger, each share of Nelson common stock was converted into 12,235 shares of Common Stock of the Registrant for an aggregate of 23,675,300 shares of Common Stock. As a result of the merger, Nelson became a wholly-owned subsidiary of the Registrant and the former shareholders of Nelson now own 45.07% of the issued and outstanding shares of the Registrant after giving effect to the transaction discussed below. The information set forth in
Item 1 of this Report is incorporated herein by this reference.

(b)      Bechler Cams Merger
         -------------------

     On October 23, 2002, the Registrant closed the acquisition of 100% of the outstanding capital stock of Bechler Cams, Inc., a California corporation
("Bechler") pursuant to an Agreement and Plan of Reorganization dated as of March 31, 2002, and as amended on October 4, 2002, among the Registrant, GWIH Acquisition Corp., a Nevada corporation and a wholly-owned subsidiary of the Registrant ("SubCo"), and Bechler (the "Bechler Agreement").

     The Bechler Agreement provides that SubCo merge with and into Bechler with Bechler as the surviving corporation. The merger became effective on October 23, 2002 upon filing the articles of merger with the Nevada and California Secretaries of State. In the merger, each share of Bechler common stock was converted into 118,375 shares of Common Stock of the Registrant for an aggregate of 11,837,500 shares of Common Stock. As a result of the merger, Bechler became a wholly-owned subsidiary of the Registrant.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Financial statements of businesses acquired.

     At the time of filing of this Current Report on Form 8-K, it is impracticable to provide the financial statements of Bechler and Nelson required by Item 7(a), which financial statements have not been audited by independent certified public accountants prior to the acquisitions. The financial statements required by this Item 7(a) will be filed as soon as they become available, but not later than 60 days following the date of filing hereof.

(b)      Pro forma financial information.

     The pro forma financial information required to be filed by this Item 7(b) is not currently available, but the Registrant expects to file such financial information not later than 60 days following the date on which this Form 8-K is filed.

(c)      Exhibits.

Exhibit No.              Exhibit Description
-----------              -------------------
2.1**                    Agreement and  Plan of  Reorganization  dated March 31,
                         2002  by and  between Gateway  International  Holdings,
                         Inc., GWIH Acquisition Corp.  and Bechler Cams, Inc.

2.2* Agreement and Plan of Reorganization dated April 26, 2002 by and between Gateway International Holdings, Inc., GWIH Acquisition Corp. II and Nelson Engineering, Inc.

2.3* First Amendment to the Agreement and Plan of Reorganization dated October 4, 2002 by and between Gateway International Holdings, Inc., GWIH Acquisition Corp. II and Nelson Engineering, Inc.

2.4* First Amendment to the Agreement and Plan of Reorganization dated October 4, 2002 by and between Gateway International Holdings, Inc., GWIH Acquisition Corp. and Bechler Cams, Inc.

_______________________

*  Filed herewith.
** Previously filed as Exhibit 2.1 to the Registrant's Form 10-QSB for the quarter ended March 31, 2002, as filed with the Commission on May 20, 2002.

                                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GATEWAY INTERNATIONAL HOLDINGS, INC.



Date: November 7, 2002.                     By:   /s/ Lawrence A. Consalvi
                                               ------------------------------
                                                      Lawrence A. Consalvi
                                                      Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit
-----------                ----------------------
2.1** Agreement and Plan of Reorganization dated March 31, 2002 by and between Gateway International Holdings, Inc., GWIH Acquisition Corp. I and Bechler Cams, Inc.

2.2* Agreement and Plan of Reorganization dated April 26, 2002 by and between Gateway International Holdings, Inc., GWIH Acquisition Corp. II and Nelson Engineering, Inc.

2.3* First Amendment to the Agreement and Plan of Reorganization dated October 4, 2002 by and between Gateway International Holdings, Inc., GWIH Acquisition Corp. II and Nelson Engineering, Inc.

2.4*                     First   Amendment   to  the   Agreement  and   Plan  of
                         Reorganization dated October 4, 2002 by and between Gateway International Holdings, Inc., GWIH Acquisition Corp. I and Bechler Cams, Inc.


__________________

*  Filed herewith.
** Previously filed as Exhibit 2.1 to the Registrant's Form 10-QSB for the quarter ended March 31, 2002, as filed with the Commission on May 20, 2002.